UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM 8-K





                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)
November  13,  2001  (April  6,  2001)



                          COMMISSION FILE NUMBER 1-9670
                          -----------------------------

                             PLM INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                          DELAWARE          94-3041257
            (State or other jurisdiction of          (I.R.S. Employer
           incorporation or organization)          Identification No.)

                              120 MONTGOMERY STREET
                  SUITE 1350, SAN FRANCISCO, CA          94104
          (Address of principal executive offices)          (Zip Code)



        Registrant's telephone number, including area code (415) 445-3201
        -----------------------------------------------------------------


A.     Item  7.          Financial  Statements  and  Exhibits
                         ------------------------------------

1.     Amendment  to  Transition  Services, Employment and Consulting Agreement.

Exhibit 10.1 Amendment to the Transition Services, Employment and Consulting Agreement, dated April 2, 2001, between PLM International, Inc. and Susan C. Santo.

2.     Amendment  to  Transition  Services  and Employment Agreement. Engagement
Letter.

Exhibit 10.2 Amendment to the Transition Services and Employment Agreement, dated June 8, 2001, between PLM International, Inc. and Richard K. Brock.

Exhibit 10.3 Engagement Letter, dated June 8, 2001, between PLM International, Inc. and Richard K. Brock.

3.     First  Amendment  to  Transition  Services  and  Employment  Agreement.

Exhibit 10.4 First Amendment to Transition Services and Employment Agreement, dated August 2, 2001, between PLM International, Inc. and Stephen M. Bess.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  November  13,  2001          By:_/s/  Stephen  M.  Bess________________
       -------------------             -----------------------
                                   Stephen  M.  Bess
                                   President  and
                                   Chief  Executive  Officer